Amendment #1 to Lease
250 Industrial Parkway North
Aurora, Ontario

The form Lease of the above referenced Premises dated November 22 2006 between Acton Management Co. Limited, Landlord and Open Energy Corporation, Tenant, is amended as follows:

1. The last sentence of Section 5 (a) is modified to read as follows:

    The Tenant shall remit monthly rent payments to Landlord on or before the last day of the preceding month, for each and every month of the Term, including the first month, for an amount equal to the amount of all rentals including Minimum Rental payable in each month, provided that the first such payment is to include also any pro-rated Minimum Rental for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term, provided further that the obligation in the first Rental Year shall be adjusted to take into account all advance rental paid hereunder.

2. Section 10 is modified to read:

    **USE OF THE PREMISES.** The Tenant covenants that it will use the Premises only for general offices, showroom, manufacturing and warehouse distribution and that the Premises shall only be used in compliance with all applicable laws.

3. The last sentence of Section 13 (c) is modified to read:

    The Tenant's estimated proportionate share of the Realty Taxes, Maintenance and Insurance (TMI) payable under this Lease for the calendar year 2006 is $2.80 per square foot per year.

4. Section 16 (b) is modified to read:

    The Landlord warrants, for the first thirty (30) days of the Term that there shall be no roof leaks. Landlord shall make all repairs, renewals, replacements and additions required to eliminate any such leak which occurs during the first thirty (30) days, at its own expense and risk, but excepting only any repairs to the Premises arising from the Tenant's Work, Tenant's operations or negligence of Tenant.

5. Section 27 is stricken from the Lease in its entirety.

6. Section 28 is amended to read in its entirety:

(a) **DAMAGE OR DESTRUCTION.** Provided and it is hereby agreed that if and whenever during the Term hereby demised the Building erected on the Lands shall be destroyed or damaged by fire, lightning, tempest, or any of the perils insured against under section 14 hereof, then and in every such event, if the damage or destruction is such that the Building is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage, in the opinion of the Landlord to be given to the Tenant within thirty (30) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and twenty (120) days from the date the Landlord has given its opinion, then the Landlord or Tenant may within fifteen (15) days next succeeding the giving of the Landlord's opinion as aforesaid terminate this Lease by giving to the other party notice in writing of such termination, in which event this Lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that the Lease is not so terminated, the Landlord shall, repair, insofar as permitted by laws, by-laws and regulation, the said Building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises. If Landlord fails to fulfill any of its obligations under this Section 28 (a), Tenant may terminate the Lease by giving written notice of Termination to Landlord.

(b) **PARTIAL DAMAGE.** If the Premises are so damaged by fire or other casualty that tenantability is only partially disturbed, Landlord shall restore the same to at least their previous condition within a reasonable time and rent shall abate in proportion and in duration equal to the partial untenantability of the Premises.

(c) **ARCHITECT'S CERTIFICATE.** The certificate of the Landlord's architect shall bind the parties hereto as to the state of tenantability of the Premises and as to the date upon which the Landlord's work of reconstruction and/or repair is substantially completed.

7. Section 30 is amended to read in its entirety:

**INSPECTIONS BY LANDLORD.** The Landlord, its agents, employees, and contractors and persons authorized by it may at all reasonable times, after reasonable notice to Tenant, unless there is an emergency, enter upon the Premises for the purpose of exercising any of its rights under this Lease including, without limitation: (i) making any repairs, (ii) performing work in connection with any change of Improvements, (iii) viewing the state of repair,

condition and use of the Premises, (iv) decorating, maintaining or installing anything in relation to the Premises, and (v) taking into the Premises all material which may be required for any of the foregoing. The Landlord shall not be liable to the Tenant for any interference or inconvenience caused by or resulting from its exercise of the rights granted hereunder, provided all such repair, work, decoration or maintenance is carried out as expeditiously as reasonably possible.

8. Section 40 (a) is is amended to read in its entirety:

**ASSIGNMENT OR SUBLETTING.** The Tenant shall not assign, sublet or part with or share possession of the Premises or any portion thereof without the prior written consent of the Landlord, such consent not to be unreasonably withheld, provided that the factors governing the granting of such consent shall include, without limitation, the nature (assignment, subletting or shared possession) and duration of the proposed arrangement, the extent to which the proposed use is noxious, the restrictive clauses entered into with other tenants by the Landlord, the financial background, business history and the capability in the Tenant's line of business of the proposed assignee, sub-lessee or occupant, and provided further that any such assignment, subletting or parting with or sharing possession shall not relieve the Tenant from its obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained. The Tenant shall pay to the Landlord fifty percent (50%) of any consideration received by it by way of rental or other payment attributable to use or occupancy of the Premises in excess of the Minimum Rent and Additional Rent Tenant is obligated to pay Landlord under this Lease and the fair market value of the use of Tenant's fixtures. Consent by the Landlord in any instance shall not constitute a waiver of the necessity for such consent in any other instance. This prohibition includes any subletting or assignment that would otherwise occur by operation of law. Provided, however, before assigning, subletting or parting with or sharing possession as hereinbefore provided, the Tenant shall notify the Landlord in writing of its intention so to do, and thereupon the Landlord shall, within ten days thereafter, notify the Tenant in writing either that it consents or does not consent as aforesaid to the assignment, subletting or parting with or sharing possession as the case may be. In the event of an assignment, subletting or parting with or sharing possession, no such assignment, subletting or parting with or sharing possession shall be valid unless the Tenant shall deliver to the Landlord:

i) An indenture evidencing such assignment, subletting or parting with or sharing possession duly executed by the Tenant;

(ii) An indenture duly executed by the assignee or subtenant, in a form satisfactory to the Landlord, wherein such assignee or subtenant

shall assume the Tenant's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained; and

(iii) Payment by the Tenant of the Landlord's standard consent fee.

9. The attached site plan provided by Landlord is appended to Schedule B to the lease as page 2 of Schedule B.

Amendment Agreed to as of the effective date of the Lease.

Tenant

Open Energy Corporation (Canada)

by________________________

Indemnifier

Open Energy Corporation (Nevada)

by________________________

Landlord

Acton Management Co. Limited

by________________________


INDUSTRIAL PARKWAY NORTH
INDUSTRIAL BUILDING B
MANUFACTURING AND
STORAGE
INDUSTRIAL PARKWAY N
2,807SM (30,219) SF
INDUSTRIAL BUILDING C
FOOD PROCESSING AND
WAREHOUSE
250 INDUSTRIAL PARKWAY N
4,879 SM (52,515 SF)
POSSIBLE EXPANSION
17,000 SF
POSSIBLE EXPANSION
12,750 SF
KEVIN MANUEL ARCHITECT LIMITED
55 TOWN CENTRE COURT, SUITE 700
SCARBOROUGH, ONTARIO

Amendment #1 to Lease
250 Industrial Parkway North
Aurora, Ontario

The form Lease of the above referenced Premises dated November 22 2006 between Acton Management Co. Limited, Landlord and Open Energy Corporation, Tenant, is amended as follows:

1. The last sentence of Section 5 (a) is modified to read as follows:

   The Tenant shall remit monthly rent payments to Landlord on or before the last day of the preceding month, for each and every month of the Term, including the first month, for an amount equal to the amount of all rentals including Minimum Rental payable in each month, provided that the first such payment is to include also any pro-rated Minimum Rental for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term, provided further that the obligation in the first Rental Year shall be adjusted to take into account all advance rental paid hereunder.

2. Section 10 is modified to read:

   **USE OF THE PREMISES.** The Tenant covenants that it will use the Premises only for general offices, showroom, manufacturing and warehouse distribution and that the Premises shall only be used in compliance with all applicable laws.

3. The last sentence of Section 13 (c) is modified to read:

   The Tenant's estimated proportionate share of the Realty Taxes, Maintenance and Insurance (TMI) payable under this Lease for the calendar year 2006 is $2.80 per square foot per year.

4. Section 16 (b) is modified to read:

   The Landlord warrants, for the first thirty (30) days of the Term that there shall be no roof leaks. Landlord shall make all repairs, renewals, replacements and additions required to eliminate any such leak which occurs during the first thirty (30) days, at its own expense and risk, but excepting only any repairs to the Premises arising from the Tenant's Work, Tenant's operations or negligence of Tenant.

5. Section 27 is stricken from the Lease in its entirety.

6. Section 28 is amended to read in its entirety:

(a) **DAMAGE OR DESTRUCTION**. Provided and it is hereby agreed that if and whenever during the Term hereby demised the Building erected on the Lands shall be destroyed or damaged by fire, lightning, tempest, or any of the perils insured against under section 14 hereof, then and in every such event, if the damage or destruction is such that the Building is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage, in the opinion of the Landlord to be given to the Tenant within thirty (30) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and twenty (120) days from the date the Landlord has given its opinion, then the Landlord or Tenant may within fifteen (15) days next succeeding the giving of the Landlord's opinion as aforesaid terminate this Lease by giving to the other party notice in writing of such termination, in which event this Lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that the Lease is not so terminated, the Landlord shall, repair, insofar as permitted by laws, by-laws and regulation, the said Building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises. If Landlord fails to fulfill any of its obligations under this Section 28 (a), Tenant may terminate the Lease by giving written notice of Termination to Landlord.

(b) **PARTIAL DAMAGE**. If the Premises are so damaged by fire or other casualty that tenantability is only partially disturbed, Landlord shall restore the same to at least their previous condition within a reasonable time and rent shall abate in proportion and in duration equal to the partial untenantability of the Premises.

(c) **ARCHITECT'S CERTIFICATE**. The certificate of the Landlord's architect shall bind the parties hereto as to the state of tenantability of the Premises and as to the date upon which the Landlord's work of reconstruction and/or repair is substantially completed.

7. Section 30 is amended to read in its entirety:

**INSPECTIONS BY LANDLORD**. The Landlord, its agents, employees, and contractors and persons authorized by it may at all reasonable times, after reasonable notice to Tenant, unless there is an emergency, enter upon the Premises for the purpose of exercising any of its rights under this Lease including, without limitation: (i) making any repairs, (ii) performing work in connection with any change of improvements, (iii) viewing the state of repair,

condition and use of the Premises, (iv) decorating, maintaining or installing anything in relation to the Premises, and (v) taking into the Premises all material which may be required for any of the foregoing. The Landlord shall not be liable to the Tenant for any interference or inconvenience caused by or resulting from its exercise of the rights granted hereunder, provided all such repair, work, decoration or maintenance is carried out as expeditiously as reasonably possible.

B. Section 40 (a) is is amended to read in its entirety:

**ASSIGNMENT OR SUBLETTING.** The Tenant shall not assign, sublet or part with or share possession of the Premises or any portion thereof without the prior written consent of the Landlord, such consent not to be unreasonably withheld, provided that the factors governing the granting of such consent shall include, without limitation, the nature (assignment, subletting or shared possession) and duration of the proposed arrangement, the extent to which the proposed use is noxious, the restrictive clauses entered into with other tenants by the Landlord, the financial background, business history and the capability in the Tenant's line of business of the proposed assignee, sub-lessee or occupant, and provided further that any such assignment, subletting or parting with or sharing possession shall not relieve the Tenant from its obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained. The Tenant shall pay to the Landlord fifty percent (50%) of any consideration received by it by way of rental or other payment attributable to use or occupancy of the Premises in excess of the Minimum Rent and Additional Rent Tenant is obligated to pay Landlord under this Lease and the fair market value of the use of Tenant's fixtures. Consent by the Landlord in any instance shall not constitute a waiver of the necessity for such consent in any other instance. This prohibition includes any subletting or assignment that would otherwise occur by operation of law. Provided, however, before assigning, subletting or parting with or sharing possession as hereinbefore provided, the Tenant shall notify the Landlord in writing of its intention so to do, and thereupon the Landlord shall, within ten days thereafter, notify the Tenant in writing either that it consents or does not consent as aforesaid to the assignment, subletting or parting with or sharing possession as the case may be. In the event of an assignment, subletting or parting with or sharing possession, no such assignment, subletting or parting with or sharing possession shall be valid unless the Tenant shall deliver to the Landlord:

i) An indenture evidencing such assignment, subletting or parting with or sharing possession duly executed by the Tenant;

(ii) An indenture duly executed by the assignee or subtenant, in a form satisfactory to the Landlord, wherein such assignee or subtenant

shall assume the Tenant's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained; and

(iii) Payment by the Tenant of the Landlord's standard consent fee.

9. The attached site plan provided by Landlord is appended to Schedule B to the lease as page 2 of Schedule B.

Amendment Agreed to as of the effective date of the Lease.

Tenant

Open Energy Corporation (Canada)

by____________________________

Indemnifier

Open Energy Corporation (Nevada)

by____________________________

Landlord

Acton Management Co. Limited

by____________________________


INDUSTRIAL BUILDING B
MANUFACTURING AND STORAGE
INDUSTRIAL PARKWAY N
2,807SM (30,219) SF
KEVIN MANUEL ARCHITECT LIMITED
55 TOWN CENTRE COURT, SUITE 700
SCARBOROUGH, ONTARIO
M1P 4X4
INDUSTRIAL PARKWAY NORTH
POSSIBLE EXPANSION
17,000 SF
INDUSTRIAL BUILDING C
FOOD PROCESSING AND WAREHOUSE
250 INDUSTRIAL PARKWAY N
4,879 SM (52,515 SF)
POSSIBLE EXPANSION
12,750 SF